UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The Hershey Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE

Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on April 30, 2009

THE HERSHEY COMPANY	Meeting Information
	Meeting Date:	April 30, 2009
	Meeting Time:	10:00 A.M., EDT
	Location:	GIANT Center
950 West Hersheypark Drive
Hershey, PA

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The 2009 Notice of Annual Meeting and Proxy Statement, 2008 Annual Report to Stockholders and proxy card are available at www.proxyvote.com.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

How to View the Proxy Materials Online:

Have the 12-digit Control Number (located on the following page) available and visit www.proxyvote.com.

How to Request and Receive a PAPER or EMAIL Copy of the Proxy Materials:

If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 16, 2009 to facilitate timely delivery. You will have the opportunity to make a request to receive paper copies for all future meetings or only for the 2009 Annual Meeting of Stockholders.

Please have your 12-digit Control Number (located on the following page) available, then use one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
1-866-412-8385 (for rotary phone users only)
3) BY EMAIL*:	sendmaterial@proxyvote.com

* If requesting materials by email, please send a blank email with the 12-digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Please review the proxy materials for directions to the annual meeting and information on what you will need to bring with you to gain access to the meeting. You must have a government-issued photo identification and an admission ticket to be admitted. THIS NOTICE WILL SERVE AS AN ADMISSION TICKET. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-digit Control Number (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Proposals to be voted on at our Annual Meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.	Election of Directors
NOMINEES:

01) R.F. Cavanaugh 02) C.A. Davis 03) A.G. Langbo 04) J.E. Nevels 05) T.J. Ridge 06) D.L. Shedlarz 07) C.B. Strauss 08) D.J. West 09) L.S. Zimmerman

2.	Ratify Appointment of KPMG LLP as Independent Auditors for 2009.